UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

Medicine Man Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36868	46-5289499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 24, 2019 (the “Farm Boy Execution Date”), Medicine Man Technologies (the “Company”), a Nevada corporation, entered into a binding term sheet (the “Farm Boy Term Sheet”) with Farm Boy, LLC (“Farm Boy”) and Baseball 18, LLC (“Baseball”), each a Colorado limited liability company, setting forth the terms of the acquisition by the Company of 100% of the capital stock and assets of Farm Boy and Baseball respectively (the “Farm Boy Acquisition”).

The terms of the Farm Boy Term Sheet are summarized as follows:

As consideration, the Company shall pay a total purchase price of $5,937,500 (the Farm Boy Purchase Price”), subject to adjustment, consisting of $1,187,500 cash and 1,578,073 shares of its common stock, par value $0.001 per share. The 1,578,073 shares was determined by averaging the closing price of Company’s common stock for the five (5) days prior to the Farm Boy Execution Date, which equated to $3.01 per share.

The Farm Boy Purchase Price is predicated on projected 2019 gross revenues of Farm Boy and Baseball. The Farm Boy Purchase Price will be adjusted to reflect the actual 2019 gross revenues on a date and method mutually agreed upon by the Company, Farm Boy and Baseball and memorialized in the Farm Boy Long-Form Agreement (as defined below).

Additionally, Mr. Bob DeGabrielle shall agree to join the Company’s Board of Directors for a period of one (1) year, renewable my mutual agreement between the Company and Mr. DeGabrielle.

The obligations of the Company, Farm Boy and Baseball under the Farm Boy Term Sheet are conditioned upon the satisfaction or mutual waiver of the following conditions (the “Farm Boy Conditions”):

i.	regulatory approval of the Marijuana Enforcement Division;
ii.	approval from applicable state and local licensing authorities;
iii.	receipt of all required third party consents to allow for the Company’s assumption of Farm Boy and Baseball contracts;
iv.	all of Farm Boy’ and Baseball’s capital stock and assets are transferred to the Company free and clear of all liens, claims and security interests;
v.	the Company’s payment of $1,187,500 cash and 25% of the share component of the Farm Boy Purchase Price to Farm Boy and Baseball; and
vi.	all additional conditions as set forth in the Farm Boy Term Sheet.

The Farm Boy Term sheet contemplates the parties entering into a long-form agreement and other ancillary documents to memorialize the Farm Boy Acquisition (the “Farm Boy Long-Form Agreement”). In the event the Farm Boy Long-Form Agreement is not agreed to within one year of the Farm Boy Execution Date and all of the Farm Boy Conditions are either satisfied or waived, the Farm Boy Acquisition shall be consummated and governed by the terms of the Farm Boy Term Sheet.

On May 24, 2019 (the “Los Suenos Execution Date”), the Company entered into a binding term sheet (the “Los Suenos Term Sheet”) with Los Suenos, LLC (“Los Suenos”) and Emerald Fields Grow, LLC (“Emerald”), each a Colorado limited liability company, setting forth the terms of the acquisition by the Company of 100% of the capital stock and assets of Los Suenos and Emerald respectively (the “Los Suenos Acquisition”).

The terms of the Los Suenos Term Sheet are summarized as follows:

As consideration, the Company shall pay a total purchase price of $5,937,500 (the “Los Suenos Purchase Price”), subject to adjustment, consisting of $1,187,500 cash and 1,578,073 shares of its common stock, par value $0.001 per share. The 1,578,073 shares was determined by averaging the closing price of Company’s common stock for the five (5) days prior to the Los Suenos Execution Date, which equated to $3.01 per share.

The Los Suenos Purchase Price is predicated on projected 2019 gross revenues of Los Suenos and Emerald. The Los Suenos Purchase Price will be adjusted to reflect the actual 2019 gross revenues on a date and method mutually agreed upon by the Company, Los Suenos and Emerald and memorialized in the Los Suenos Long-Form Agreement (as defined below).

2

The obligations of the Company, Los Suenos and Emerald under the Los Suenos Term Sheet are conditioned upon the satisfaction or mutual waiver of the following conditions (the “Los Suenos Conditions”):

i.	regulatory approval of the Marijuana Enforcement Division;
ii.	approval from applicable state and local licensing authorities;
iii.	receipt of all required third party consents to allow for the Company’s assumption of Los Suenos and Emerald contracts;
iv.	all of Los Suenos’ and Emerald’s capital stock and assets are transferred to the Company free and clear of all liens, claims and security interests;
v.	the Company’s payment of $1,187,500 cash and 25% of the share component of the Los Suenos Purchase Price to Los Suenos and Emerald; and
vi.	all additional conditions as set forth in the Los Suenos Term Sheet.

The Los Suenos Term sheet contemplates the parties entering into a long-form agreement and other ancillary documents to memorialize the Los Suenos Acquisition (the “Los Suenos Long-Form Agreement”). In the event the Los Suenos Long-Form Agreement is not agreed to within one year of the Los Suenos Execution Date and all of the Los Suenos Conditions are either satisfied or waived, the Los Suenos Acquisition shall be consummated governed by the terms of Los Suenos Term Sheet.

On May 31, 2019 (the “MesaPur Execution Date”), the Company entered into a binding term sheet (the “MesaPur Term Sheet”) with Mesa Organics Ltd., Mesa Organics II Ltd. and Mesa Organics III Ltd., each a Colorado limited liability company and collectively “MesaPur,” setting forth the terms of the acquisition by the Company of 100% of the capital stock and assets of MesaPur (the “MesaPur Acquisition”).

The terms of the MesaPur Term Sheet are summarized as follows:

As consideration, the Company shall pay a total purchase price of $12,012,758.20 (the “MesaPur Purchase Price”), subject to adjustment, consisting of $2,402,551.64 cash and 2,801,809 shares of its common stock, par value $0.001 per share. The 2,801,809 shares was determined by averaging the closing price of Company’s common stock for the ten (10) days prior to the MesaPur Execution Date, which equated to $3.43 per share.

The MesaPur Purchase Price is predicated on i) projected annual gross revenues of MesaPur, to be measured once all three MesaPur Colorado locations are open and operating, and ii) the assumption of debts associated with the normal course of MesaPur’s business. The MesaPur Purchase Price will be adjusted to reflect the actual gross revenue run rate on a date and using a method mutually agreed upon by the Company and MesaPur and memorialized in the MesaPur Long-Form Agreement (as defined below).

The obligations of the Company and MesaPur under the MesaPur Term Sheet are conditioned upon the satisfaction or mutual waiver of the following conditions (the “MesaPur Conditions”):

i.	regulatory approval of the Marijuana Enforcement Division;
ii.	approval from applicable state and local licensing authorities;
iii.	receipt of all required third party consents to allow for the Company’s assumption of MesaPur contracts;
iv.	all of MesaPur’s capital stock and assets are transferred to the Company free and clear of all liens, claims and security interests;
v.	the Company’s payment of the MesaPur Purchase Price to MesaPur;
vi.	the execution of certain property leases and employment agreements; and
vii.	all additional conditions as set forth in the MesaPur Term Sheet.

The MesaPur Term sheet contemplates the parties entering into a long-form agreement and other ancillary documents to memorialize the MesaPur Acquisition (the “MesaPur Long-Form Agreement”). At the closing of the MesaPur Long-Form Agreement, the Company shall enter into individual employment agreements with certain individuals as set forth in the MesaPur Term Sheet.

In the event the MesaPur Long-Form Agreement is not agreed to within one year of the MesaPur Execution Date and all of the MesaPur Conditions are either satisfied or waived, the MesaPur Acquisition shall be consummated and governed by the terms of MesaPur Term Sheet.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Medicine Man Technologies, Inc.

Date: June 5, 2019	By:	/s/ Andrew Williams
	Name:	Andrew Williams
	Title:	Chief Executive Officer

4